BLACKROCK MID-CAP VALUE SERIES, INC.

BlackRock Mid-Cap Value Fund

(the “Fund”)

Supplement dated June 27, 2025 to the Summary Prospectuses and Prospectuses of the Fund, each dated August 28, 2024, as supplemented to date

On September 18, 2024, the Board of Directors of BlackRock Mid-Cap Value Series, Inc. approved certain changes to the Fund’s investment strategy and investment process in order to satisfy new requirements pursuant to the recent amendments to Rule 35d-1 under the Investment Company Act of 1940 (the “Names Rule”). These changes are expected to become effective on or about August 28, 2025.

Accordingly, effective on or about August 28, 2025, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The first paragraph of the sections of the Summary Prospectuses and Prospectuses entitled “Key Facts About BlackRock Mid-Cap Value Fund — Principal Investment Strategies of the Fund” and “Fund Overview — Key Facts About BlackRock Mid-Cap Value Fund — Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in value equity securities of mid cap companies and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. Under normal market conditions, the Fund intends to invest primarily in dividend-paying securities. Equity securities include common stock, preferred stock or securities or other instruments whose price is linked to the value of common stock. The Fund may also purchase convertible securities. For purposes of the Fund’s 80% policy, mid cap value equity securities are equity securities that (i) at the time of purchase have market capitalizations in the range of companies included in the Russell Midcap® Value Index (“the Russell Midcap Value Index”) and (ii) are included within at least one value index, as determined by BlackRock (the “Value Indices”). Currently, such Value Indices are the Russell 3000® Value Index, the S&P Composite 1500® Value Index and the MSCI World Value Index. The Russell Midcap Value Index is an index that measures the performance of the mid-cap value segment of the U.S. equity universe, with companies that have market capitalizations between approximately $408 million and $61.9 billion as of July 31, 2024. The Fund will focus on issuers that have good prospects for capital appreciation and current income. Although the Fund invests primarily in dividend-paying securities, portions of the distributions paid by the Fund may not be subject to the lower income tax rates applicable to dividends. While the Fund will invest at least 80% of its assets in mid cap value equity securities, the Fund may invest in securities of companies with any market capitalization. The Fund’s portfolio, in the aggregate, will be structured in a manner designed to seek long-term capital appreciation as well as net portfolio yield in excess of the average yield of mutual funds invested primarily in U.S. equities.

The first paragraph of the section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in value equity securities of mid cap companies and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. Under normal market conditions, the Fund intends to invest primarily in dividend-paying securities. Equity securities include common stock, preferred stock or securities or other instruments whose price is linked to the value of common stock. For purposes of the Fund’s 80% policy, mid cap value equity securities are equity securities that (i) at the time of purchase have market capitalizations in the range of companies included in the Russell Midcap® Value Index (the “Russell Midcap Value Index”) and (ii) are included within at least one value index, as determined by BlackRock (the “Value Indices”). Currently, such Value Indices are the Russell 3000®

Value Index, the S&P Composite 1500® Value Index and the MSCI World Value Index. The Russell Midcap Value Index is an index that measures the performance of the mid-cap value segment of the U.S. equity universe, with companies that have market capitalizations between approximately $408 million and $61.9 billion as of July 31, 2024. The Fund will focus on issuers that have good prospects for capital appreciation and current income. Although the Fund invests primarily in dividend-paying securities, portions of the distributions paid by the Fund may not be subject to the lower income tax rates applicable to dividends. While the Fund will invest at least 80% of its assets in mid cap value equity securities, the Fund may invest in securities of companies with any market capitalization. The Fund’s portfolio, in the aggregate, will be structured in a manner designed to seek long-term capital appreciation as well as net portfolio yield in excess of the average yield of mutual funds invested primarily in U.S. equities.

The section of the Prospectuses entitled “Glossary” is amended to add the following definitions:

MSCI World Value Index - captures large and mid-cap securities exhibiting overall value style characteristics across 23 developed market countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Russell 3000® Value Index - measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years).

S&P Composite 1500® Value Index - measures constituents from the S&P Composite 1500 that are classified as value stocks based on three factors: the ratios of book value, earnings and sales to price.

Shareholders should retain this Supplement for future reference.

PR2-MCD-0625SUP

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